MFS(R) European Equity Fund

             Supplement Dated June 1, 2003 to the Current Prospectus

This prospectus describes four classes of shares for the fund, class A, B, C and I shares. Currently, only class A and class I shares are available for purchase. Class I shares are described in a separate prospectus supplement. Class A shares are only available for purchase at net asset value and may only be sold to:

     o    employees  (or  certain   relatives  of  employees)  of  Massachusetts
          Financial Services Company (referred to as MFS or the adviser) and its affiliates who are residents of Massachusetts; or

     o    members of the governing boards of the various funds sponsored by MFS.


                   The date of this supplement is June 1, 2003